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                                  SCHEDULE 14A
                                 (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

     Filed by the registrant [X]

     Filed by a party other than the registrant [ ]

     Check the appropriate box:

     [ ] Preliminary proxy statement        [ ] Confidential, for Use of the
                                                Commission Only (as permitted by
                                                Rule 14a-6(e)(2))

     [X] Definitive proxy statement

     [ ] Definitive additional materials

     [ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12
                            CONSUMERS ENERGY COMPANY
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                (Name of Registrant as Specified in Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
0-11.

     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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     [ ] Fee paid previously with preliminary materials.

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     [ ] Check box if any part of the fee is offset as provided by Exchange Act
Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:

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     (2) Form, schedule or registration statement no.:

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     (3) Filing party:

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     (4) Date filed:

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                            [CONSUMERS ENERGY LOGO]

                            CONSUMERS ENERGY COMPANY
               CALL AND NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                  MAY 26, 2000

To the Shareholders of Consumers Energy Company:

    The annual meeting of shareholders of Consumers Energy Company will be held on Friday, the 26th day of May 2000, at 10:30 A.M., Eastern Daylight Saving Time, at the Dearborn Inn, 20301 Oakwood Boulevard, Dearborn, Michigan 48124. The meeting is for the following purposes:

    (1) Electing a Board of Directors of 11 members;

    (2) Ratifying the appointment of Arthur Andersen LLP, independent public accountants, to audit the financial statements of Consumers Energy for the year ending December 31, 2000;

    (3) Considering a proposal to amend and restate its Restated Articles of Incorporation; and

    (4) Transacting such other business as may properly come before the meeting.

    The annual report to the shareholders for the year 1999, including financial statements, has been furnished to you.

    The Board of Directors has fixed April 11, 2000 as the record date for the determination of shareholders entitled to notice of and to vote at the meeting. All shareholders are cordially invited to attend the annual meeting, WE ARE NOT ASKING YOU FOR A PROXY.

                                             By order of the Board of Directors,

                                             Thomas A. McNish, Secretary

Consumers Energy Company
212 West Michigan Avenue
Jackson, Michigan 49201
April 24, 2000
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                             INFORMATION STATEMENT
                            ------------------------

                                  INTRODUCTION

    This Information Statement is furnished by the Board of Directors of Consumers Energy Company ("Consumers") in connection with the Annual Meeting of Shareholders to be held on May 26, 2000.

    As of December 31, 1999, Consumers' outstanding Common Stock ($10 par value) and Preferred Stock ($100 par value) consisted of 84,108,789 shares of Common Stock held by CMS Energy Corporation ("CMS Energy") and 441,599 shares of Preferred Stock. Holders of Preferred and Common Stock are entitled to 1 vote for each share and shareholders have cumulative voting rights for the election of directors; that is, holders of preferred and common shares are entitled to as many votes as equal the number of shares held multiplied by the number of directors to be elected, and they may cast all of such votes for a single nominee or distribute them among any two or more nominees as they choose.

    While all shareholders are cordially invited to attend the annual meeting, WE ARE NOT ASKING YOU FOR A PROXY. We have been advised that all 84,108,789 Consumers common shares held by CMS Energy (99.5% of the Consumers shares entitled to vote) will be voted in favor of the proposed directors; in favor of the proposal to amend and restate the Restated Articles of Incorporation to (a) delete the current Article VIII to remove the requirement that members of the Board must own stock of Consumers to remain members of the Board, (b) add a new
Article VIII to provide authority for written consents of the shareholders for annual and special meetings, and (c) eliminate obsolete material; and in favor of the appointment of the auditor, thus assuring the adoption of these proposals.

    To the knowledge of management, no person or entity except CMS Energy owns beneficially more than 5% of any class of Consumers' outstanding voting securities.

    The determination of approval of corporate action by the shareholders is based on votes "for" and "against". Abstentions and broker non-votes are not counted as "against" votes but are counted in the determination of a quorum.

      INCORPORATION BY REFERENCE -- CMS ENERGY CORPORATION PROXY STATEMENT

    Please refer to the proxy statement of CMS Energy, which is dated April 24, 2000 and is furnished to you herewith, for information with respect to the nominees for directors, meetings and committees of the Board of Directors, compensation of directors and executive officers and various other 2000 proxy statement information. This information appears beginning with the heading "Nominees for Election as Members of the Board of Directors" in the CMS Energy proxy statement, and is incorporated by reference herein.

            SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

    The federal securities laws require Consumers' directors and designated executive officers, and persons who own more than 10% of Consumers' stock, to file with the Securities and Exchange Commission reports of ownership and changes in ownership of any securities or derivative securities of Consumers. To Consumers' knowledge, during the year ended December 31, 1999 all Consumers' directors and designated executive officers made all required filings.

                  RATIFICATION OF THE APPOINTMENT OF AUDITORS

    Subject to approval at the Annual Meeting, the Board of Directors has appointed Arthur Andersen LLP, independent public accountants, to audit the financial statements of Consumers for the year 2000. Arthur Andersen LLP also served as Consumers' auditors for the year 1999. A representative of Arthur Andersen LLP will be present at the annual meeting of shareholders and will have an opportunity to make a statement and respond to appropriate questions.